SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: May 22, 2001
(Date of earliest event reported)

Commission File No. 333-48720



                    Wells Fargo Asset Securities Corporation
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        Delaware                                                   52-1972128
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(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)



7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                           (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)





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ITEM 5.   Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by UBS Warburg LLC and Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------
(99)                                      Computational Materials prepared by
                                          UBS WARBURG LLC and Banc of America
                                          Securities LLC in connection with
                                          Wells Fargo Asset Securities
                                          Corporation, Mortgage Pass-Through
                                          Certificates, Series 2001-10.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WELLS FARGO ASSET SECURITIES CORPORATION

May 22, 2001

                                   By:      /s/ Alan S. McKenney
                                          ----------------------------------
                                          Alan S. McKenney
                                          Vice President

                              INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                  Computational Materials prepared by            (P)
                         UBS WARBURG LLC and Banc of America
                         Securities LLC in connection with
                         Wells Fargo Asset Securities
                         Corporation, Mortgage Pass-Through
                         Certificates, Series 2001-10.